UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – January 22, 2013

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 22, 2013, Energy Future Holdings Corp. (“EFH Corp.”) and EFH Corp.’s direct wholly-owned subsidiaries Energy Future Intermediate Holding Company LLC (“EFIH”) and Energy Future Competitive Holdings Company (“EFCH”) disclosed in a Current Report on Form 8-K (the “Initial Form 8-K”) selected preliminary unaudited financial data for the year ended December 31, 2012 for each of EFH Corp., EFIH, and EFIH’s direct wholly-owned subsidiary, Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”). The Initial Form 8-K is hereby amended to update the information provided under the heading “EFIH Unaudited Preliminary Financial Data.” The other disclosure in the Initial Form 8-K is unaffected by this amendment. In particular, the textual disclosure that appeared in the Initial Form 8-K prior to the presentation of the financial data therein is unchanged and deemed incorporated herein by reference.

EFIH Unaudited Preliminary Financial Data

Selected unaudited preliminary financial data for EFIH for the year ended December 31, 2012 and actual financial data for the year ended December 31, 2011 (amounts in millions) are provided in the table below:

	Year Ended December 31,
	2012 (Preliminary)	2011 (Actual)
Income before income taxes and equity in earnings of unconsolidated subsidiary	$82	$204
Equity in earnings of unconsolidated subsidiary	270	286
Net income	321	417
Adjusted EBITDA (per restricted payments covenant)	1,747	1,639

Set forth below is a reconciliation (amounts in millions) of net income to EBITDA and Adjusted EBITDA for the years ended December 31, 2012 (preliminary) and 2011 (actual). For more information on EBITDA and Adjusted EBITDA and why management believes Adjusted EBITDA is a useful measure, see note (a) below.

	Year Ended December 31,
	2012 (Preliminary)	2011 (Actual)
Net income	$321	$417
Income tax expense	31	73
Interest expense and related charges	524	348

EBITDA (a)	$876	$838
Oncor Holdings distributions of earnings	147	116
Interest income	(606)	(552)
Equity in earnings of unconsolidated subsidiary (net of tax)	(270)	(286)

Adjusted EBITDA per Incurrence Covenant	$147	$116
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions)	1,600	1,523

Adjusted EBITDA per Restricted Payments Covenant	$1,747	$1,639

(a)

EBITDA refers to earnings (net income) before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA refers to EBITDA adjusted to exclude noncash items, unusual items and other adjustments allowable under the indentures governing EFIH’s debt arrangements. Adjusted EBITDA and EBITDA are not recognized terms under U.S. GAAP and, thus, are non-GAAP financial measures. EFIH is providing its Adjusted EBITDA solely because of the important role that Adjusted EBITDA plays in respect of certain covenants contained in its debt arrangements. EFIH does not intend for Adjusted EBITDA (or EBITDA) to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with U.S. GAAP. Additionally, EFIH does not intend for Adjusted EBITDA (or EBITDA) to be used as a measure of free cash flow available for management’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, EFIH’s presentation of Adjusted EBITDA (and EBITDA) may not be comparable to similarly titled measures used by other companies.

Information in this Current Report on Form 8-K/A furnished pursuant to Item 7.01 shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference. Notwithstanding the foregoing, this Current Report on Form 8-K/A shall be deemed to be incorporated by reference into each of (i) the Offering Memorandum and Consent Solicitation Statement, dated December 21, 2012, setting forth certain of the terms and conditions of the previously announced private exchange offers by EFIH and EFIH Finance Inc. (collectively, the “Offerors”) to exchange up to approximately $1.3 billion aggregate principal amount of new 10.000% Senior Secured Notes due 2020 (the “New First Lien Notes”) issued by the Offerors for any and all outstanding (a) 9.75% Senior Secured Notes due 2019 issued by EFH Corp., (b) 10.000% Senior Secured Notes due 2020 issued by EFH Corp. and (c) 9.75% Senior Secured Notes due 2019 issued by the Offerors (collectively, the “Existing First Lien Notes”) and the concurrent consent solicitations by EFH Corp. and the Offerors from holders of Existing First Lien Notes and (ii) the Offering Memorandum, dated December 21, 2012, setting forth certain of the terms and conditions of the previously announced private exchange offers by the Offerors to exchange up to approximately $124 million aggregate principal amount of new 11.25%/12.25% Senior Toggle Notes due 2018 (the “New Unsecured Notes”) issued by the Offerors for any and all outstanding 10.875% Senior Notes due 2017 issued by EFH Corp. and 11.250%/12.000% Senior Toggle Notes due 2017 issued by EFH Corp.

This Current Report on Form 8-K/A shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the New First Lien Notes or the New Unsecured Notes (collectively, the “New Notes”), nor shall there be any sale of the New Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. The New Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The exchange offers are not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The exchange offers are being made only in the United States to “qualified institutional buyers” (as that term is defined in Rule 144A of the Securities Act) and to certain non-U.S. persons (as that term is defined in Regulation S under the Securities Act) located outside the United States.

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Forward-Looking Statements

This Current Report on Form 8-K/A includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in EFH Corp.’s, EFIH’s and EFCH’s Annual Reports on Form 10-K for the year ended December 31, 2011 and EFH Corp.’s, EFIH’s and EFCH’s Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2012. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K/A. Each of EFH Corp., EFIH and EFCH undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President and Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President and Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

Dated: January 24, 2013